Business combination	12 Months Ended
Dec. 31, 2022
Disclosure of Contingent Liabilities in Business Combination Text Block [Abstract]
Business combination

NOTE 3: Business combination

Acquisition of Genomic Prostate Score® (GPS) test (formerly Oncotype DX GPS) from Exact Sciences

On August 2, 2022, the Company announced it has entered into an agreement with Genomic Health, Inc., a subsidiary of Exact Sciences Corporation (“Exact Sciences”), to acquire the GPS test from Exact Sciences. MDxHealth acquired GPS in order to expand its menu of tests targeted into urology and prostate cancer and in order to position the Company as one of the leaders in the urology and prostate cancer space with one of the most comprehensive menus of precision diagnostics.

Under the terms of the agreement, the Company acquired the GPS prostate cancer business of Exact Sciences for an aggregate purchase price of up to $100 million, of which an amount of $25 million was paid in cash and an amount of $5 million was settled through the delivery of 691,171 American Depositary Shares (“ADSs”) of the Company, at a price per ADS of $7.23. Following the closing, which took place on August 2, 2022, an additional aggregate earn-out amount of up to $70 million is to be paid by the Company to Exact Sciences over a three year period, commencing in 2024, in tranches equal to a portion of the annual revenues attributable to the GPS prostate cancer business for the preceding fiscal year; provided, in each instance, that such revenues exceed certain minimum revenue milestones for such fiscal year.

At the option of MDxHealth, the earn-out amounts can be settled in cash or through the issuance of additional ADSs of the Company (valued in function of a volume weighted average trading price of the Company’s shares at the end of the relevant earn-out period) to Exact Sciences, provided that the aggregate number of shares representing the ADSs held by Exact Sciences shall not exceed more than 5% of the outstanding shares of the MDxHealth.

The Acquisition was accounted for under the acquisition method of accounting and is being treated as a business combination in accordance with IFRS given that there are inputs from the intellectual property and customers acquired, a substantive process, consisting of a workforce that was hired from Exact Sciences, which allows the Company to generate outputs as from day 1 of the acquisition. The purchase price was allocated based on the estimated fair value of net assets acquired and liabilities assumed at the date of the acquisition.

The acquisition consideration was comprised of (in thousands USD):

Cash	$25,000
Stock	5,000
GPS Contingent consideration	50,483
Total acquisition consideration	$80,483

The purchase price in excess of the fair value of net assets acquired, has been considered as residual Goodwill for an amount of $35.9 million.

The fair value of the identifiable assets at the date of acquisition were:

Thousands of $ As of December 31, 2022	Carrying value at acquisition date	Fair value adjustments	Fair value at acquisition date
Intangible assets IP / Brand	-	36,550	36,550
Intangible assets Customer relationships	-	8,007	8,007
Total identified assets	-	44,557	44,557
Goodwill	-	35,926	35,926
Acquisition price	-	-	80,483

We have performed a fair value analysis of the business combination, with corresponding adjustments to the intangible assets.

The accounting for the business combination resulted in fair values at date of acquisition of $44.6 million for the IP/brand and customer relationships, based on the relief-from-royalty valuation method, with a royalty rate of 9.56% and a remaining useful life of 15 years for the IP/Brand and a useful life of 6.5 years for the customer relationships. The discount rate (post-tax WACC) used for the valuation was set at 14.95%. The goodwill recognized is primarily attributable to the trained and knowledgeable workforce and to the expected synergies that will be realized at level of operations, existing customer base, and sales & marketing.

Following the closing, an additional aggregate earn-out amount of up to $70 million is to be paid by MDxHealth to Exact Sciences upon achievement of certain revenue milestones related to fiscal years 2023 through 2025. The contingent consideration has been assessed at $52.9 million for the year ended December 31, 2022. The liability recognized reflects a probability-weighted estimate at the current net present value at the date of acquisition, which is expected to become payable, as further detailed in Note 16. Future fair value adjustments to this contingent consideration will be recognized in the statement of profit or loss.

The net deferred tax asset resulting from this purchase price allocation was not recognized given insufficient future taxable profits. The recognized goodwill is expected to be fully tax deductible upon actual payment of the contingent consideration.

The total acquisition-related costs recognized as an expense in General & administrative expenses were $3.7 million.

The GPS acquisition has contributed $9.3 million to the Company’s consolidated revenues for the period ended December 31, 2022. Per the unaudited special purpose financial statements for the GPS business filed as exhibit 99.1 to Form 6-K on December 19, 2022, the GPS business generated revenues of $18.5 million for the six-month period ended June 30, 2022. Revenue information for the month of July 2022 is not available and the Company does not segregate the net result of the GPS stand-alone business.

The Company financed the acquisition in part through a $35 million loan and security agreement with an affiliate of Innovatus Capital Partners, LLC (“Innovatus”), which replaced the Company’s existing €9 million debt facility with Kreos Capital (“Kreos”). Refer to Note 16 for further details.